Recall Gains	12 Months Ended
Dec. 31, 2012
Recall Gains
Recall Gains

19.          Recall Gains

On July 13, 2010, the U.S. Food and Drug Administration (“FDA”) issued a final order and transition plan to a medical equipment manufacturer to recall all infusion pumps of a certain model currently in use in the United States. The FDA order established the framework for the recall by providing for a cash refund, generally, $1,500 for single channel pumps and $3,000 for triple channel pumps, or a replacement pump to owners within a two-year period.

For the years ended December 31, 2012, 2011 and 2010, we recognized recalled equipment net gains of approximately $18.6, $15.4 and $0 million, respectively, of which approximately $15.9, $13.7 and $0 million were non-cash gains. Non-cash gains resulted from receiving a replacement pump for a recalled pump rather than receiving a direct cash reimbursement. The gains are a result of the fair market value of the replacement pump less the net book value of the recalled pump. Such gains have been recognized as an offset to cost of revenue in our consolidated statements of operations.